EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                   A TRUSTEE PURSUANT TO SECTION 305(b)(2) [ ]

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                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)


               New York                                      13-4994650
        (State of incorporation                           (I.R.S. Employer
        if not a national bank)                         Identification No.)

            270 Park Avenue
          New York, New York                                   10017
(Address of principal executive offices)                     (Zip code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

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                               AVON PRODUCTS, INC.
               (Exact name of obligor as specified in its charter)

               New York                                     13-0544597
    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                     Identification No.)

      1345 Avenue of the Americas
          New York, New York                                  10105
(Address of principal executive offices)                    (Zip Code)


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                                 Debt Securities
                       (Title of the indenture securities)

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                                     GENERAL

Item 1.   General Information.

     Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          New York State Banking Department, State House, Albany, New York,
          12110.

          Board of Governors of the Federal Reserve System, Washington, D.C., 20551.

          Federal Reserve Bank of New York, District No. 2, 33 Liberty Plaza, New York, N.Y.

          Federal Deposit Insurance Corporation, Washington, D.C., 20429.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   Affiliations with Obligor.

     If the obligor is an affiliate of the Trustee, describe each such affiliation.

     None.

Item 16.  List of Exhibits.

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     5. Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or to the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.


                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 23rd day of November 1999.


                              THE CHASE MANHATTAN BANK

                              By: /s/ Kathleen Perry
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                                  Kathleen Perry
                                  Vice President

                              Exhibit 7 to Form T-1
                                BANK CALL NOTICE
                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business June 30, 1999, in
               accordance with a call made by the Federal Reserve
               Bank of this District pursuant to the provisions of
                            the Federal Reserve Act.


                                                                                            Dollar Amounts
                                                                                             in Millions
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ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin....................................... $   13,119
   Interest-bearing balances................................................................      6,761
Securities:
Held to maturity securities.................................................................        892
Available for sale securities...............................................................     42,965
Federal funds sold and securities purchased under agreements to resell......................     32,277
Loans and lease financing receivables:
   Loans and leases, net of unearned income...................................$  130,602
   Less: Allowance for loan and lease losses..................................     2,551
   Less: Allocated transfer risk reserved.....................................         0
                                                                                 -------
   Loans and leases, net of unearned income, allowance and reserve..........................    128,051
Trading Assets..............................................................................     41,426
Premises and fixed assets (including capitalized leases)....................................      3,190
Other real estate owned.....................................................................         28
Investments in unconsolidated subsidiaries and associated companies.........................        182
Customers' liability to this bank on acceptances outstanding................................        901
Intangible assets...........................................................................      2,010
Other assets................................................................................     14,567
                                                                                                -------
Total Assets................................................................................ $  286,369
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                                                                                            Dollar Amounts
                                                                                             in Millions
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LIABILITIES
Deposits
   In domestic offices...................................................................... $  101,979
   Noninterest-bearing........................................................$   42,241
   Interest-bearing...........................................................    59,738
                                                                                  ------
   In foreign offices, Edge and Agreement subsidiaries and IBF's............................ $   76,395
   Noninterest-bearing........................................................$    4,645
   Interest-bearing...........................................................    71,750

Federal funds purchased and securities sold under agreements to repurchase.................. $   36,604
Demand notes issued to the U.S. Treasury....................................................      1,001
Trading liabilities.........................................................................     30,287

Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
   With a remaining maturity of one year or less............................................      3,606
   With a remaining maturity of more than one year through three years......................         14
   With a remaining maturity of more than three years.......................................         91
   Bank's liability on acceptances executed and outstanding.................................        901
   Subordinated notes and debentures........................................................      5,427
   Other liabilities........................................................................     11,247
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TOTAL LIABILITIES...........................................................................    267,552
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EQUITY CAPITAL
Perpetual preferred stock and related surplus...............................................          0
Common stock................................................................................      1,211
Surplus (exclude all surplus related to preferred stock)....................................     11,016
Undivided profits and capital reserves......................................................      7,317
Net unrealized holding gains (losses) on available-for-sale securities......................       (743)
Accumulated net gains (losses) on cash flow hedges..........................................          0
Cumulative foreign currency translation adjustments.........................................         16
TOTAL EQUITY CAPITAL........................................................................     18,817
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TOTAL LIABILITIES AND EQUITY CAPITAL........................................................$   286,369
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I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.
                                         Joseph L. Sclafani



We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                         Walter V. Shipley       )
                                         William B. Harrison, Jr.) Directors
                                         Frank A. Bennack, Jr.   )


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